TERM PROMISSORY NOTE

$200,000.00                                       Commonwealth of the Bahamas
                                                          New Providence
                                               --------------------,-----------
                                                           City        State

                                                        3rd October, 1997
                                               --------------------

      FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of CAPITAL BANK, a Florida banking corporation ("Bank"), at the office of the Bank at 1221 Brickell Avenue, Miami, Florida 33131 or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00), together with interest thereon at a fixed rate of nine and three-quarters percent (9.75%) per annum. Interest shall be computed on the actual number of days elapsed and an assumed year of 360 days. Borrower and all endorsers, sureties, guarantors and any other persons liable or to become liable with respect to the loan evidenced by this Note (the "Loan") are each included in the term "Obligors" as used in this Note. Said principal and interest shall be payable in lawful money of the United States, on the dates and in the amounts specified below, to wit:

      (a) Interest on the outstanding principal balance shall be paid in monthly installments commencing on the first (1st) day of the month following the date hereof, and on the first (1st) day of each month thereafter.

      (b) Principal shall be paid in monthly installments of $5,555.55 commencing on the first (1st) day of the month following the date hereof, and on the first (1st) day of each month thereafter. The then-outstanding principal balance plus any accrued and unpaid interest shall be due and payable three (3) years following the date hereof ("Maturity Date").

      Borrower shall pay to Bank a late charge of five percent (5%) of any payment not received by Bank within fifteen (15) days of its due date; provided, however, if said fifteen (15) day period ends on a day other than a day on which Bank is open for Business (a "Business Day"), then the aforedescribed late charge shall be payable if the payment is not received by the last Business Day within said fifteen (15) day period.

      This Note may be prepaid in whole or in part at any time without penalty.

      Borrower shall pay all amounts owing under this Note in full when due without set-off, counterclaim deduction or withholding for any reason whatsoever. If any payment falls due on a day other than a Business Day, then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly. Any payment received by Bank after 1:00 p.m. shall not be credited against the indebtedness under this Note until at least the next succeeding Business Day.

      If default be made in the payment of any sums payable pursuant to the terms of this Note, or if default or other event causing the acceleration of this Note occur under the Loan Agreement between Borrower and Bank dated April 10, 1997, as amended by the First Amendment to Loan Agreement dated even date herewith (the "Loan Agreement") or under the Security Agreement securing this Note between Borrower and Bank dated April 10, 1997, as amended by the First







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Amendment  to  Security  Agreement  dated  even  date  herewith  (the  "Security
Agreement"), the Continuing Guaranty by Aquagenix, Inc. ("Guarantor") dated April 10, 1997, as reaffirmed by Reaffirmation of Guaranty dated even date herewith ("Guaranty"), the Promissory Note in the amount of $250,000 dated April 10, 1997, executed by Guarantor (the "Term Note"), the Term Promissory Note in the amount of $1,000,000 executed between Borrower and Bank dated even date herewith (the "Consolidated Note"), the Guidance Equipment Line Promissory Note in the amount of $270,000 executed by Borrower in favor of Bank dated even date herewith ("Equipment Note") or any other instrument or document executed in connection with the Loan (this Note, the Loan Agreement, the Security Agreement, the Guaranty, the Term Note, the Consolidated Note, the $200,000 Term Note, and
all  such  instruments  and  documents,   including,   without  limitation,  any
guaranties,   agreements,  UCC-1  financing  statements,   security  agreements,
assignments and other documents securing this Note, are referred to in this Note as the "Loan Documents") (an "Event of Default"), then or at any time thereafter at the option of Bank, the whole of the principal sum then remaining unpaid hereunder, together with all interest accrued thereon and all other sums owing under the Loan Documents, shall immediately become due and payable without notice and Bank shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note or any other Loan Document, all of which shall be cumulative and may be exercised successively or concurrently. Upon the occurrence and during the continuation of any Event of Default, Bank, at its option, may at any time declare any or all other liabilities of any Obligor to Bank immediately due and payable (notwithstanding any contrary provisions thereof) without demand or notice of any kind. In addition, Bank shall have the right to set off any and all sums owed to any Obligor by Bank in any capacity (whether or not then due) against the Loan and/or against any other liabilities of any Obligor to Bank.

      From and after an Event of Default, and regardless of whether the Bank also elects to accelerate the maturity of this Note, the entire principal remaining unpaid hereunder shall bear an augmented annual interest rate equal to the lesser of (i) eighteen percent (18%) per annum, or (ii) the highest applicable lawful rate. Failure to exercise any and all rights or remedies Bank may in the event of any such default be entitled to shall not constitute a waiver of the right to exercise such rights or remedies in the event of any subsequent default, whether of the same or different nature. No waiver of any right or remedy by Bank shall be effective unless made in writing and signed by Bank, nor shall any waiver on one occasion apply to any future occasion.

      In no event shall any agreed or actual exaction charged, reserved or taken as an advance or forbearance by Bank as consideration for the Loan exceed the limits (if any) imposed or provided by the law applicable from time to time to the Loan for the use or detention of money or for forbearance in seeking its collection, and Bank hereby waives any right to demand such excess. If the floating rate of interest based on the Prime Rate should increase above such maximum interest rate permitted by applicable law (if any), then notwithstanding any contrary provision in this Note or any other Loan Document and without necessity of further agreement or notice by Bank or any Obligor, the unpaid principal balance of the Loan shall thereupon bear interest at such maximum lawful rate. If the floating interest should thereafter decrease below such maximum lawful rate, the Loan shall nevertheless continue to bear interest at such maximum lawful rate until Bank, receives the full amount of interest delayed by the application of such maximum lawful rate under this paragraph, at which time the Loan shall once again bear interest at the then applicable floating interest rate. In the event that the interest provisions of this Note or any exactions provided for in this Note or any other Loan Document shall







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


result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Bank in excess of those lawfully collectible as interest shall be applied against the principal of the Loan immediately upon Bank's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Bank had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Loan bears interest at the maximum lawful rate (whether by application of this paragraph, the default provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the respective calendar year. The interest rate charged is authorized by Florida Statutes, Chapter 665.

      The Obligors hereby severally: (a) waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold any Obligor liable with respect to the Loan; (b) waive any right to immunity from any such action or proceeding and waive any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts;
(c) waive any right to interpose any set-off or non-compulsory counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding and waive (to the extent lawfully waivable) all provisions and requirements of law for the benefit of any Obligor now or hereafter in force;
(d) submit to the jurisdiction of the state and federal courts in the State of Florida for purposes of any such action or proceeding; (e) agree that the venue of any such action or proceeding may be laid in Dade County, Florida (in addition to any county in which any collateral for the Loan is located), and waive any claim that the same is an inconvenient forum; (f) stipulate that service of process in any such action or proceeding shall be properly made if mailed by any form of registered or certified mail (airmail if international), postage prepaid, to the address then registered in Bank's records for the Obligor(s) so served, and that any process so served shall be effective ten (10) days after mailing; and (g) agree that the death or mental or physical incapacity of any Obligor that is a natural person, or the dissolution or merger or consolidation or termination of the existence of any Obligor that is a business entity (or if any person controlling such Obligor shall take any action authorizing or leading to the same), shall at Bank's option, which option may be exercised then or at any time thereafter, result in the Loan being then due and payable in full. No provision of this Note shall limit Bank's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction. The Obligors hereby severally consent and agree that, at any time and from time to time without notice, (i) Bank and the owners(s) of any collateral then securing the Loan may agree to release, increase, change, substitute or exchange all or any part of such collateral, and (ii) Bank and any person(s) then primarily liable for the Loan may agree to renew, extend or compromise the Loan in whole or in part or to modify the terms of the Loan in any respect whatsoever; no such release, increase, change, substitution, exchange, renewal, extension, compromise or modification shall release or affect in any way the liability of any Obligor, and the Obligors hereby severally waive any and all defenses and claims whatsoever based thereon. Until Bank receives all sums due under this Note and all other Loan Documents in immediately available funds, no Obligor shall be released from liability with respect to the Loan unless Bank expressly releases such Obligor in a writing signed by Bank, and Bank's release of any Obligor(s) shall not release any other person liable with respect to the Loan.







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



      The Obligors jointly and severally agree to pay all filing fees and similar charges and all costs incurred by Bank in collecting or securing or attempting to collect or secure the Loan, including reasonable attorney's fees, whether or not involving litigation and/or appellate, administrative or Bankruptcy proceedings. The Obligors jointly and severally agree to pay any documentary stamp taxes, intangibles taxes or other taxes (except for federal or Florida franchise or income taxes based on Bank's net income) which may now or hereafter apply to this Note or the Loan or any security therefor, and the Obligors jointly and severally agree to indemnify and hold Bank harmless from and against any liability, costs, reasonable attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. The Obligors jointly and severally agree to pay on demand, and to indemnify and hold Bank harmless from and against, any and all present or future taxes (other than income tax of Bank), levies, imposts, deductions, charges and withholdings imposed in connection with the Loan by the laws or governmental authorities of any jurisdiction other than the State of Florida or the United States of America, and all payments to Bank under this Note shall be made free and clear thereof and without deduction therefor.

      This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, except that federal law shall govern to the extent that it may permit Bank to charge, from time to time, interest on the Loan at a rate higher than may be permissible under applicable Florida law.

      Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent that the Obligors may lawfully waive any law that would otherwise invalidate any provision of this Note, each of them hereby waives the same, to the end that this Note shall be valid and binding and enforceable against each of them in accordance with all its terms.

      If this Note is signed by more than one person, then the term "Borrower" as used in this Note shall refer to all such persons jointly and severally, and all promises, agreements, covenants waivers, consents, representations, warranties and other provisions in this Note are made by and shall be binding upon each and every undersigned person, jointly and severally. The term "Bank" shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note, the term "person" means any individual, firm, corporation, trust or other organization or association or other enterprise or any governmental or political subdivision, agency, department or instrumentality thereof. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. The "Prime Rate" is a base reference rate of interest adopted by Capital Bank as a general benchmark from which Capital Bank determines the floating interest rates chargeable on various loans to borrowers with varying degrees of creditworthiness, and Borrower acknowledges and agrees that Bank has made no representations whatsoever that the "Prime Rate" is the interest rate actually offered by Capital Bank to borrowers of any particular creditworthiness.

      Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. Bank shall have the right unilaterally to correct patent errors or omissions in this Note or any other







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Loan Document.  Except as otherwise required by law or by the provisions of this
Note or any other Loan Document, payments received by Bank hereunder shall be applied first against expenses and indemnities, next against interest accrued on the Loan, and next in reduction of the outstanding principal balance of the Loan, except that from and after any default under this Note, Bank may apply such payments in any order of priority determined by Bank in its exclusive judgment. Borrower shall receive immediate credit on payments only if made in the form of either a federal wire transfer of cleared funds or a check drawn on
an  account  maintained  with  Bank  containing   sufficient   available  funds.
Otherwise, Borrower shall receive credit on payments after clearance, which shall be no sooner than the first Business Day after receipt of payment by Bank. For purposes of determining interest accruing under this Note, principal shall be deemed outstanding on the date payment is credited by Bank. If any payment required to be made pursuant to this Note is not received on the due date, Bank shall have the right, at its election, to charge any of Borrower's accounts at Bank with the amount of such payment. Except as otherwise required by the provisions of this Note or any other Loan Document, any notice required to be given to any Obligor shall be deemed sufficient if made personally or if mailed, postage prepaid, to such Obligor's address as it appears in this Note (or, if none appears, to any address for such Obligor then registered in Bank's records). Bank may grant participations in all or any portion of, and may assign all or any part of Bank's rights under, this Note. Bank may disclose to any such participant or assignee any and all information held by or known to Bank at any time with respect to any Obligor. If Borrower or any other Obligor is a partnership, then all general partners thereof shall be liable jointly and severally for all obligations under this Note and for all other covenants, agreements, undertakings and obligations of Borrower in connection with the Loan, notwithstanding any contrary provision of the partnership laws of the State of Florida. All of the terms of this Note shall inure to the benefit of Bank and its successors and assigns and shall be binding upon each and every one of the Obligors and their respective heirs, executors, administrators, personal representatives, successors and assigns, jointly and severally.

      BANK AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE BANK IN EXTENDING CREDIT TO THE BORROWER, THAT THE BANK WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

      WITNESS the due execution hereof as of the date first above written.

                              AQUAGENIX LAND-WATER TECHNOLOGIES, INC.


                              By: /s/ Helen Chia                          (SEAL)
                                 -----------------------------------------
                              Name:   Helen Chia
                                   ---------------------------------------------
                              Title:  Chief Financial Officer
                                    --------------------------------------------







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


COMMONWEALTH OF THE BAHAMAS  )
                             ) SS:
NEW PROVIDENCE               )

      I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by ______Helen Chia_________, the __Chief Financial Officer___ of AQUAGENIX LAND-WATER TECHNOLOGIES, INC. a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. She has produced ____Passport # 16340912___ as identification.

      WITNESS my hand and official seal in the County and State last aforesaid this __3rd__ day of October, 1997.

                                 /s/ Kendolyn V. Cartwright
                                 -----------------------------------------------
                                 Notary Public

                                     Kendolyn V. Cartwright
                                 -----------------------------------------------
                                 Typed, printed or stamped name of Notary Public

My Commission Expires: 31/12/97






































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

                         AFFIDAVIT FOR EXECUTION OF NOTE
                          WITHOUT THE STATE OF FLORIDA

COMMONWEALTH OF THE BAHAMAS  )
                             ) SS:
NEW PROVIDENCE               )

      BEFORE ME, the undersigned Notary Public, duly authorized in the County and State aforesaid to administer oaths and take acknowledgments, personally appeared the undersigned, to me well known and to me known to be the persons described as witnesses to the foregoing Note and who witnessed the execution and delivery of the foregoing Note, and who, first being duly sworn by me did each depose, say and acknowledge before me that they were present at the time that the said Note was executed, that they saw the same executed and delivered by __Helen Chia_______, and that the other subscribing witness was likewise present and witnessed the execution and delivery of the foregoing Note, to a representative of Capital Bank, at the City of ___Nassau_____, State of __Commonwealth of the Bahamas__, on the date written below.

                                    /s/ June Jarrett-Penn
                                    --------------------------------------------
                                    Subscribing Witness

                                    Print Name:  June Jarrett-Penn
                                               ---------------------------------
                                    Address:     Nassau, Bahamas
                                            ------------------------------------

                                    /s/ Raquel Young
                                    --------------------------------------------
                                    Subscribing Witness

                                    Print Name:  Raquel Young
                                               ---------------------------------
                                    Address:  Nassau, Bahamas
                                            ------------------------------------

                                    --------------------------------------------

      SWORN TO AND SUBSCRIBED before me and acknowledged to me this _3rd_ day of ___October___, 1997.

                                    /s/ Kendolyn V. Cartwright            (SEAL)
                                    --------------------------------------------
                                    Notary Public, of

                                    Printed Name:  Kendolyn V. Cartwright
                                                 -------------------------------
                                    Address:  P.O. Box 919
                                            ------------------------------------
                                              Nassau, Bahamas
                                    --------------------------------------------
                                    My Commission Expires: 31/12/97
                                    My Commission No. is:  76








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